SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549




FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934


Date of Report (Date of earliest event reported):

AUGUST 22, 1996



TENGTU INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)



DE                                          33-27707     77-0407366
(State or other jurisdiction               (I.R.S. Employer
of incorporation or                        Identification No.)
organization)


19105 36th Avenue, Suite 207
Linwood, Washington   98037

Address of principal executive offices

Registrant's telephone number: (604)685-3234

formerly TOWER BROADCAST CORPORATION
formerly GALWAY CAPITAL CORPORATION
1701 Altivo Way, P.O. Box 26433
Los Angeles, CA 90026

(Former name or former address, if changed since last report)


ITEM 5.              OTHER EVENTS

As of July 1, 1996, the Company resumed reporting as required under section 15(d) of the Securities Exchange Act. The Company had changed its fiscal year to begin on July 1 of each year (see Item 8). As of July 1, 1996 the Company had over 300 shareholders, and was therefore required to resume reporting under section 15(d) of the Securities Exchange Act.

ITEM 8.              CHANGE IN FISCAL YEAR

On August 22, 1996, the Board of Directors of the Company adopted a resolution approving a change in the Company's fiscal year from a calendar year to a year ending on June 30 of each year. The Company will be filing Form 10-KSB to cover the transition period (January 1, 1996 through June 30, 1996).

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TENGTU INTERNATIONAL CORP.
                                                     (Registrant)


August 30, 1996                                      /s/ Pak Cheung, Chairman
(Date)                                               (Signature)*



*Print name and title of signing officer under his signature.